SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 25, 2004 (October 19, 2004)

Date of Report (Date of Earliest Event Reported)

AMERICAN REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	1-15663	75-2847135
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300, Dallas, Texas	75234
(Address of Principal Executive Office)	(Zip Code)

(469) 522-4200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

In 2004, American Realty Investors, Inc. (“ARI”) and its subsidiaries, including Transcontinental Realty Investors, Inc. (“TCI”), sold a significant amount of its assets (in excess of 10% of total assets at December 31, 2003), the last sale of which was completed on October 19, 2004. The nature and amount of consideration given principally involved cash received, seller financing provided by ARI, and/or debt assumed by purchaser, and the principle followed in determining the amount of such consideration was negotiations between seller and purchaser.

Although ARI seeks to maximize long-term profitability for its stockholders through the development, acquisition, and disposition of properties, ARI intends to continue to pursue its development, acquisition, and disposition strategies in the ordinary course of the business of ARI and its subsidiaries, including TCI. ARI and its subsidiaries at all times, and currently, are in various stages of discussions and negotiations with respect to development, acquisition, and disposition projects. Selective dispositions have been a part of ARI’s strategy to create an efficient portfolio and provide additional sources of capital for future use.

Properties sold by TCI and its subsidiaries are identified in the table below with “(T)”. The properties sold are as follows:

Date of Completion or Sale Date	Description of Asset or Property	Location	Units/Sq. Ft. / Acres	Sales Price (in thousands)	Gain/(Loss) on Sale (in thousands)	% of ARI’s Consolidated Assets	Purchaser
03/03/04	Tiberon Trails	Merrillville, IN	376 Units	$10,325	$49	0.96%	Tiberon Trails, LLC
05/15/04	Sandstone (T)	Mesa, AZ	238 Units	8,650	1,688	0.54%	Palm Desert Villas, L.P.
05/21/04	Cliffs of El Dorado (T)	McKinney, TX	208 Units	13,442	—	0.88%	Unified Housing of McKinney, LLC(1)
06/04/04	Park Avenue	Tallahassee, FL	121 Units	6,225	3,922	0.13%	Park Avenue Villas, LLC
08/18/04	Falcon House	Ft. Walton, FL	82 Units	3,330	1,209	0.16%	First American Exchange Corp.
10/15/04	In the Pines (T)	Gainesville, FL	242 Units	11,300	5,525	0.35%	In the Pines Florida, LLC
02/04/04	Plaza on Bachman Creek	Dallas, TX	80,278 Sq. Ft.	7,850	3,682	0.27%	Ameriton Properties Incorporated
02/17/04	Countryside Harmon (T)	Sterling, VA	5,000 Sq. Ft.	2,650	1,861	0.06%	Saul Holdings L.P.
02/17/04	Countryside Retail (T)	Sterling, VA	133,422 Sq. Ft.	27,100	6,807	1.45%	Saul Holdings L.P.
02/26/04	Ogden Industrial (T)	Ogden, UT	107,112 Sq. Ft.	2,600	1,474	0.08%	Flying Colors Group, L.P.
02/27/04	Brandeis (T)	Omaha, NE	319,234 Sq. Ft.	—	(92)	0.63%	Mack-Cali Sub XV Trust
03/01/04	K-Mart (T)	Cary, NC	92,033 Sq. Ft.	3,200	—	0.19%	Basic Capital Management, Inc. (2)
03/01/04	Texstar Warehouse (T)	Arlington, TX	97,846 Sq. Ft.	2,400	—	0.10%	Basic Capital Management, Inc. (2)
03/29/04	Kelly Warehouse (Pinewood) (T)	Dallas, TX	100,000 Sq. Ft.	1,650	153	0.11%	BHP Sale Builders Hardware Ltd.
05/07/04	Atrium (T)	Palm Beach, FL	74,603 Sq. Ft.	5,775	708	0.39%	Hayden Properties, LLC
06/04/04	4135 Beltline (T)	Addison, TX	90,000 Sq. Ft.	4,900	337	0.35%	Beltline Realty Partners, Ltd.; Three Rivers Title Co., Inc.; & First American Exchange Corporation
07/09/04	Kelly Warehouse (Cash Road) (T)	Dallas, TX	97,150 Sq. Ft.	1,500	448	0.08%	Larson Group, L.P.
09/30/04	The Collection	Denver, CO	267,812 Sq. Ft.	21,200	3,314	1.39%	Center Street, LLC; JSF Collections (Sun Terrace), LLC; & Denver Collection, LLC
10/19/04	One Steeplechase (T)	Sterling, VA	103,376 Sq. Ft.	11,900	6,259	0.40%	21700 Atlantic, LLC
01/30/04	Red Cross (T)	Dallas, TX	2.9 Acres	8,500	—	0.56%	Shafer Property Company
02/27/04	Mason Goodrich	Houston, TX	5.7 Acres	686	379	0.02%	KMC Phase III, LP
03/27/04	Mason Goodrich	Houston, TX	8.0 Acres	1,045	617	0.03%	Mason Creek, LP
03/29/04	Allen (T)	Collin County, TX	492.5 Acres	19,962	2,756	0.88%	Blue Star Land, L.P.
08/09/04	Rasor (T)	Plano, TX	24.5 Acres	2,600	220	0.19%	Donald C. Carter
09/17/04	Vista Ridge	Lewisville, TX	1.3 Acres	310	131	0.01%	Texas Gurukul, LLC
10/12/04	Mason Goodrich	Houston, TX	4.0 Acres	523	306	0.01%	Ginter Family Investments, Ltd.

				$179,623	$41,753	10.22%

(1)	Ted P. Stokely, the General Manager of Unified Housing Foundation, Inc., the manager of Unified Housing of McKinney, LLC, is a Director of ARI and TCI.

(2)	Basic Capital Management, Inc. is an affiliate of ARI.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The unaudited pro forma statements of operations are presented for the six months ended June 30, 2004 and the year ended December 31, 2003. The unaudited pro forma statements of operations present ARI’s operations as if the transactions described above had occurred at January 1 of each of the periods presented. An unaudited pro forma balance sheet as of June 30, 2004, is also presented. The unaudited pro forma balance sheet presents the property sales described above, as if they had occurred at January 1, 2004.

The unaudited pro forma condensed combined financial statements should be read in conjunction with ARI’s financial statements and related notes included in ARI’s Report on Form 10-Q for the quarter ended June 30, 2004 and the Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

AMERICAN REALTY INVESTORS, INC.

PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET

JUNE 30, 2004

(Dollars in thousands)

Assets	Actual (1)	Kelley (Cash Road) (2)	Rasor (2)	Falcon House (2)	Vista Ridge (2)	The Collection (2)	Mason Goodrich (2)	In the Pines (2)	One Steeplechase (2)	Totals
Real estate held for investment	$1,086,948	$—	$(2,380)	$(2,036)	$—	$(20,701)	$—	$(5,564)	$(8,967)	$1,047,300
Less – accumulated depreciation	(180,959)	—	—	119	—	3,823	—	1,234	4,117	(171,666)

	905,989	—	(2,380)	(1,917)	—	16,878	—	(4,330)	(4,850)	875,634

Real estate held for sale	149,014	(981)	—	—	(134)	—	(179)	—	—	147,720

Notes and interest receivable
Performing	69,875	—	—	—	—	—	—	—	—	69,875
Nonperforming	10,932	—	—	—	—	—	—	—	—	10,932

	80,807	—	—	—	—	—	—	—	—	80,807
Less-allowance for estimated losses	(4,633)	—	—	—	—	—	—	—	—	(4,633)

	76,174	—	—	—	—	—	—	—	—	76,174

Net pizza parlor equipment	6,937	—	—	—	—	—	—	—	—	6,937

Marketable equity securities, at market value	5,439	—	—	—	—	—	—	—	—	5,439
Cash and cash equivalents	7,003	1,128	2,600	1,178	259	350	33	3,518	4,041	20,110
Investments in equity investees	4,981	—	—	—	—	—	—	—	—	4,981
Goodwill, net of accumulated amortization	11,858	—	—	—	—	—	—	—	—	11,858
Other intangibles, net of accumulated amortization	1,504	—	—	—	—	—	—	—	—	1,504
Other assets	61,714	(288)	(13)	(60)	—	6,093	(8)	(1,493)	(1,864)	64,081

Total Assets	$1,230,613	$(141)	$207	$(799)	$125	$(10,435)	$(154)	$(2,305)	$(2,673)	$1,214,438

Liabilities and Equity
Notes and interest payable	$889,146	$—	$(1,260)	$(1,963)	$—	$(13,153)	$(436)	$(5,246)	$(7,682)	$859,406
Liabilities related to assets held for sale	108,197	(465)	—	—	—	—	—	—	—	107,732
Margin borrowings	21,509	—	—	—	—	—	—	—	—	21,509
Accounts payable and other liabilities	85,294	(2,181)	(1,514)	(43)	(6)	(149)	(16)	(197)	(171)	81,017

	1,104,146	(2,646)	(2,774)	(2,006)	(6)	(13,302)	(452)	(5,443)	(7,853)	1,069,664

Minority Interest	57,310	—	—	—	—	—	—	—	—	57,310

Stockholders’ Equity
Preferred Stock	5,251	—	—	—	—	—	—	—	—	5,251
Common Stock	114	—	—	—	—	—	—	—	—	114
Paid-in capital	93,164	—	—	—	—	—	—	—	—	93,164
Accumulated (deficit)	(10,259)	2,505	2,981	1,207	131	2,867	298	3,138	5,180	8,048
Treasury stock	(18,458)	—	—	—	—	—	—	—	—	(18,458)
Accumulated other comprehensive income	(655)	—	—	—	—	—	—	—	—	(655)

Total Stockholders’ Equity	69,157	2,505	2,981	1,207	131	2,867	298	3,138	5,180	87,464

Total Liabilities and Equity	$1,230,613	$(141)	$207	$(799)	$125	$(10,435)	$(154)	$(2,305)	$(2,673)	$1,214,438

(1)	Includes properties sold prior to June 30, 2004.
(2)	Assumes sale by ARI on January 1, 2004

AMERICAN REALTY INVESTORS, INC.

PRO FORMA COMBINED STATEMENT OF OPERATIONS (1) (2)

SIX MONTHS ENDED JUNE 30, 2004

(Dollars in thousands, except per share)

	Actual	Apartments(3)	Commercial(4)	Land(5)	Pro Forma
Revenue:
Rents	$96,729	$(2,210)	$(3,555)	$—	$90,964
Property operations	68,835	(1,517)	(1,577)	(20)	65,721

	27,894	(693)	(1,978)	20	25,243

Land Operations:
Sales	30,194	—	—	3,433	33,627
Cost of sales	21,283	—	—	2,776	24,059
Deferral of gains on current period sales	5,159	—	—	—	5,159

Gain on land sales	3,752	—	—	657	4,409

Pizza Parlor Operations:
Sales	16,992	—	—	—	16,992
Cost of sales	13,137	—	—	—	13,137

Gross margin	3,855	—	—	—	3,855

Income from Operations:	35,501	(693)	(1,978)	677	33,507

Other Income:
Interest and other	2,450	—	—	—	2,450
Equity in loss of equity investees	(201)	—	—	—	(201)
Gain on foreign currency transaction	1,249	—	—	—	1,249

	3,498	—	—	—	3,498

Other Expense:
Interest	37,228	(554)	(1,544)	(65)	35,065
Depreciation	14,585	(180)	(704)	—	13,701
Discount on sale of notes receivable	398	—	—	—	398
Advisory fees	5,228	(77)	(203)	(26)	4,922
General and administrative	8,892	—	—	—	8,892
Minority interest	1,629	—	—	—	1,629

	67,960	(811)	(2,451)	(91)	64,607

Net income (loss) from continuing operations	$(28,961)	$118	$473	$768	$(27,602)

Basic and Diluted Earnings Per Share:
Net Loss from Continuing Operations	$(2.72)				$(2.60)

Weighted Average Common Shares Used in Computing Earnings Per Share	10,629,307				10,629,307

(1)	The Pro Forma Combined Statement of Operations assumes that each property was sold by ARI on January 1, 2004.

(2)	Operating results for properties are their actual operating results from January 1 to their respective dates of sale. Rents, property operations, interest expense and depreciation for non-land properties sold prior to August 15, 2004 were already excluded from the actual results of continuing operations in ARI’s Report on Form 10-Q for the quarter ended June 30, 2004.

(3)	Includes the Tiberon Trails Apartments sold in March 2004, the Cliffs of El Dorado and Sandstone Apartments sold in May 2004, the Park Avenue Apartments sold in June 2004, the Falcon House Apartments sold in August 2004, and the In the Pines Apartments sold in October 2004.

(4)	Includes Plaza on Bachman, Countryside Retail and Harmon, Brandeis, and Odgen Industrial sold in February 2004; K-Mart, Texstar Warehouse, and the Pinewood Warehouse (Kelly) sold in March 2004; the Atrium sold in May 2004; 4135 Beltline sold in June 2004; the Cash Road Warehouse (Kelly) sold in July 2004; The Collection sold in September 2004; and One Steeplechase sold in October 2004.

(5)	Includes Red Cross sold in January 2004, Mason Goodrich sold in February 2004, Allen and Mason Goodrich sold in March 2004, Rasor sold in August 2004, Vista Ridge sold in September 2004, and Mason Goodrich sold in October 2004.

AMERICAN REALTY INVESTORS, INC.

PRO FORMA COMBINED STATEMENT OF OPERATIONS (1) (2)

YEAR ENDED DECEMBER 31, 2003

(Dollars in thousands, except per share)

	Actual	Apartments(3)	Commercial(4)	Land(5)	Pro Forma
Property revenue:

Rents	$166,908	$(4,653)	$(14,534)	$(11)	$147,710
Property operations	116,454	(2,518)	(6,435)	(267)	107,234

	50,454	(2,135)	(8,099)	256	40,476

Land Operations:
Sales	67,283	—	—	33,626	100,909
Cost of Sales	39,883	—	—	24,358	64,241
Deferred Gain on Sale	3,493	—	—	5,159	8,652
Recognition of previously deferred gains	19,924	—	—	—	19,924

Gain on Land Sales	43,831	—	—	4,109	47,940

Pizza Parlor Operations:
Sales	33,057	—	—	—	33,057
Cost of sales	26,051	—	—	—	26,051

Gross margin	7,006	—	—	—	7,006

Income from Operations:	101,291	(2,135)	(8,099)	4,365	95,422

Other income:
Interest and other	24,640	—	—	—	24,640
Equity in loss of equity investees	(4,441)	—	—	—	(4,441)

	20,199	—	—	—	20,199

Other expense:
Interest	71,008	(1,869)	(3,597)	(1,553)	63,989
Depreciation	25,848	(534)	(2,331)	—	22,983
Discount on sale of note receivable	2,220	—	—	—	2,220
General & administrative	22,124	—	—	—	22,124
Advisory fee to affiliates	9,345	(312)	(629)	(176)	8,228
Litigation settlement	15	—	—	—	15
Writedown of assets held for sale	19,892	—	—	—	19,892
Loss on foreign currency translation	3,309	—	—	—	3,309
Minority interest	347	—	1,064	—	1,411

	154,108	(2,715)	(5,493)	(1,729)	144,171

Net income (loss) from continuing operations	$(32,618)	$580	$(2,606)	$6,094	$(28,550)

Basic and Diluted Earnings Per Share:
Net Loss from Continuing Operations	$(3.02)				$(2.65)

Weighted Average Common Shares Used in Computing Earnings Per Share	10,789,352				10,789,352

The accompanying footnotes are an integral part of this Pro Forma Combined Statement of Operations

AMERICAN REALTY INVESTORS, INC.

NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2003

(1)	The Pro Forma Combined Statement of Operations assumes that each property was sold by ARI on January 1, 2003.

(2)	Operating results for properties are their actual operating results for 2003. Rents, property operations, interest expense and depreciation for non-land properties sold prior to April 1, 2004 were already excluded from the actual results of continuing operations in ARI’s Annual Report on Form 10-K for the year ended December 31, 2003.

(3)	Includes the Tiberon Trails Apartments sold in March 2004, the Cliffs of El Dorado and Sandstone Apartments sold in May 2004, the Park Avenue Apartments sold in June 2004, the Falcon House Apartments sold in August 2004, and the In the Pines Apartments sold in October 2004.

(4)	Includes Plaza on Bachman, Countryside Retail and Harmon, Brandeis, and Odgen Industrial sold in February 2004; K-Mart, Texstar Warehouse, and the Pinewood Warehouse (Kelly) sold in March 2004; the Atrium sold in May 2004; 4135 Beltline sold in June 2004; the Cash Road Warehouse (Kelly) sold in July 2004; The Collection sold in September 2004; and One Steeplechase sold in October 2004.

(5)	Includes Red Cross sold in January 2004, Mason Goodrich sold in February 2004, Allen and Mason Goodrich sold in March 2004, Rasor sold in August 2004, Vista Ridge sold in September 2004, and Mason Goodrich sold in October 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN REALTY INVESTORS, INC.

Date: October 25, 2004	By:	/s/ J. C. Lowenberg III
J. C. Lowenberg III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Acting Principal Executive Officer)

Date: October 25, 2004	By:	/s/ Scott T. Lewis
Scott T. Lewis
Vice President and Chief Accounting Officer